UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2013

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

45 St. Clair West, Suite 400, Toronto, Ontario, Canada M4V 1K9
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 18, 2013, Kingsway Financial Services Inc. (the “Company”) received a letter (the “Letter”) from the New York Stock Exchange (the “NYSE”) notifying the Company that it failed to comply with NYSE Listed Company Manual Sections 204.21 and 401.02 to provide timely notification to the NYSE of the record date for the Company's upcoming 2013 Annual and Special Meeting of Stockholders at least ten days prior to such record date. Receipt of a public reprimand letter of this nature is a required disclosure under Item 3.01 of Form 8-K.

The Letter went on to note that this was the first time the Company had failed to satisfy the notice requirements of Sections 204.21 and 401.02 of the Listed Company Manual; the Company's transfer agent had provided adequate notice to the Exchange of the record date, although Exchange rules specifically require the listed company to provide notice itself directly and the Company did not respond in a timely manner to the requests from Exchange staff for confirmation of the information; the Exchange has no reason to believe that the Company's failure to comply with Listed Company Manual Sections 204.21 and 401.02 was intentional; and the Company has not fallen below the financial and other continued listing standards provided in Chapter 8 of the Listed Company Manual or failed to comply with the audit committee standards set out in Section 303A.06.

The Company views this failure to notify the NYSE as an unintentional and isolated incident. It has made, and will continue to make, every effort to comply with all NYSE rules applicable to it. The Company also notes that it (1) timely filed with the Securities and Exchange Commission its proxy statement related to its 2013 Annual and Special Meeting of Stockholders, which included a reference to such record date and (2) did give notice of the record date to its transfer agent more than ten days before the record date, and the transfer agent in turn provided such notice to the NYSE in a timely fashion. Accordingly the Company believes that such notice was generally communicated to investors and the trading markets more than ten days before the record date.

The Company confirms that the record date for its 2013 Annual and Special Meeting of Stockholders to be held on May 13, 2013 continues to be April 8, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

April 19, 2013	By:	/s/ Larry G. Swets, Jr.
Larry G. Swets, Jr.
President and Chief Executive Officer